Exhibit 10.1

SEVENTH AMENDMENT TO REVOLVING CREDIT AGREEMENT
AND
SIXTH AMENDMENT TO TERM LOAN A CREDIT AGREEMENT

THIS SEVENTH AMENDMENT TO REVOLVING CREDIT AGREEMENT AND SIXTH AMENDMENT TO TERM LOAN A CREDIT AGREEMENT (this “Amendment”) is executed to be effective on February 13, 2009, and entered into by and among STANDARD PACIFIC CORP., a Delaware corporation (“Borrower”), BANK OF AMERICA, N.A., a national banking association, as Administrative Agent for the Revolver Lenders defined below (in such capacity, together with its successors and assigns, “Revolver Administrative Agent”) and as Administrative Agent for the Term A Lenders defined below (in such capacity, together with its successors and assigns, “Term Administrative Agent”), and each Revolver Lender and Term A Lender that is a signatory to this Amendment.

R E C I T A L S

A.           Reference is hereby made to that certain (a) Revolving Credit Agreement dated as of August 31, 2005, executed by Borrower, Revolver Administrative Agent, and the Lenders defined therein (such Lenders are collectively, the “Revolver Lenders” and individually a “Revolver Lender”) pursuant to which such Revolver Lenders extended to Borrower a revolving credit facility (as amended, modified, renewed, restated, or replaced, the “Revolving Credit Agreement”), and (b) Term Loan A Credit Agreement dated as of May 5, 2006, by and among Borrower, Term Administrative Agent, and each of the Lenders defined therein (such Lenders are collectively, the “Term A Lenders” and individually a “Term A Lender”) (as amended, modified, renewed, restated, or replaced, the “Term A Credit Agreement”).

B.           Capitalized terms used herein shall, unless otherwise indicated, have the respective meanings set forth in the Revolving Credit Agreement or the Term A Credit Agreement, as applicable.

C.           The parties hereto desire to modify certain provisions contained in the Revolving Credit Agreement and the Term A Credit Agreement subject to the terms and conditions set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.           Amendments to the Revolving Credit Agreement.

(a)           Section 1.1 of the Revolving Credit Agreement is hereby amended to add the following new definitions thereto in the correct alphabetical order:

“Qualified Prepayment” means a voluntary prepayment by Borrower after the Seventh Amendment Effective Date of each of the Fourth Amendment Loan Outstandings (other than the Seventh Amendment Voluntary Revolving Loan Paydowns) and the outstanding principal balance under the Term A Credit Agreement (other than the Seventh Amendment Voluntary Term A Loan Paydowns), allocated 58.5186276% to the Fourth Amendment Loan Outstandings and 41.4813724% to the outstanding principal balance under the Term A Credit Agreement; provided that such prepayment of the Fourth Amendment Loan Outstandings results in a permanent reduction in the Maximum Fourth Amendment Loan Commitment and the Total Aggregate Commitment.

“Seventh Amendment” means that certain Seventh Amendment to Revolving

Credit Agreement and Sixth Amendment to Term Loan A Credit Agreement executed to be effective as of the Seventh Amendment Effective Date, by and among Borrower, Administrative Agent, each Lender party thereto, and certain other parties thereto.

“Seventh Amendment Effective Date” means February 13, 2009, the effective date of the Seventh Amendment.

“Seventh Amendment Effective Date Voluntary Revolving Loan Paydown” means a voluntary prepayment by Borrower on the Seventh Amendment Effective Date of Fourth Amendment Loan Outstandings in an aggregate principal amount equal to $7,314,828.45, to be applied to the Fourth Amendment Loan Outstandings of each Lender, according to each such Lender’s Pro Rata Share.

“Seventh Amendment Post-Effective Date Voluntary Revolving Loan Paydown” means a voluntary prepayment by Borrower following the Seventh Amendment Effective Date of Fourth Amendment Loan Outstandings in an aggregate principal amount equal to $7,314,828.45, to be applied to the Fourth Amendment Loan Outstandings of each Lender, according to each such Lender’s Pro Rata Share.

“Seventh Amendment Voluntary Revolving Loan Paydowns” means the collective reference to the Seventh Amendment Effective Date Voluntary Revolving Loan Paydown and the Seventh Amendment Post-Effective Date Voluntary Revolving Loan Paydown.

“Seventh Amendment Voluntary Term A Loan Paydowns” means the collective reference to a voluntary prepayment by Borrower on the Seventh Amendment Effective Date of the outstanding principal balance under the Term A Credit Agreement in an aggregate principal amount equal to $5,185,171.55 and a voluntary prepayment by Borrower following the Seventh Amendment Effective Date of the outstanding principal balance under the Term A Credit Agreement in an aggregate principal amount equal to $5,185,171.55.

(b)           Section 4.1(e) of the Revolving Credit Agreement is hereby deleted in its entirety and replaced with the following:

(e)           All or any portion of the aggregate amount of all Loans at any time outstanding may, at any time and from time to time, be paid or prepaid in whole or in part, provided that (x) except in the case of the Seventh Amendment Voluntary Revolving Loan Paydowns, each Qualified Prepayment, and the prepayments required under Section 4.14, (i) any partial prepayment shall be an integral multiple of $1,000,000, (ii) any partial prepayment shall be in an amount not less than $5,000,000, and (iii) any payment or prepayment of all or any part of any Eurodollar Borrowing on a day other than the last day of the applicable Interest Period shall be made on a Business Day, as applicable, and shall be preceded by at least three (3) Business Days written notice to Administrative Agent of the date and amount of such payment or payments and (y) any prepayment of a Eurodollar Borrowing prior to the last day of the applicable Interest Period shall be accompanied by a prepayment fee calculated in accordance with Section 4.1(f) and any other amounts required to be paid pursuant to Section 4.7.  In addition, if at any time the amount of any Eurodollar Borrowing is reduced (by payment, prepayment or conversion of a part thereof) to an amount less than $5,000,000, then such Eurodollar

Borrowing shall automatically convert into a Reference Rate Borrowing, and on and after such date the right of Borrower to continue such Borrowing as a Eurodollar Borrowing shall terminate.  Except for (a) prepayments of Post Fourth Amendment Advances with the proceeds of the Disposition of Model Unit Collateral and Additional Real Property Collateral and (b) as provided under Sections 4.14(a), 4.14(b), and 4.14(c), any prepayment shall be applied first to reduce the aggregate Fourth Amendment Loan Outstandings, and once that amount has been reduced to $0, then to reduce the Outstanding Amount of Post Fourth Amendment Advances.

(c)           Section 4.14 of the Revolving Credit Agreement is hereby amended to add the following new clause (c):

(c)           Borrower shall, not later than one (1) Business Day following the consummation of a voluntary prepayment, redemption, acquisition, or repurchase by Borrower for cash of any public note indenture indebtedness referenced in clauses (i), (ii), and (iii) below (other than the refinancing of such indebtedness with indebtedness permitted under Section 8.22), prepay the Fourth Amendment Loan Outstandings and the outstanding principal balance under the Term A Credit Agreement (the total amount of each of such pre-payments to be allocated 58.5186276% to the Fourth Amendment Loan Outstandings and 41.4813724% to the outstanding principal balance under the Term A Credit Agreement), in the aggregate amount of (i) in the case of such a voluntary prepayment, redemption, acquisition or repurchase of Borrower’s 5-1/8% Senior Notes due April, 2009, one hundred twenty five percent (125%) of the difference between (A) the par or face amount of Borrower’s 5-1/8% Senior Notes due 2009 so prepaid, redeemed, acquired or repurchased by Borrower from the holders thereof and (B) the prepayment, redemption, acquisition or purchase price paid by Borrower to the holders thereof to so prepay, redeem, acquire or repurchase such 5-1/8% Senior Notes due 2009 (inclusive of accrued interest, premiums and any consent fees paid in connection therewith) (provided that, in no event shall such difference be less than $0.00), (ii) in the case of such a voluntary prepayment, redemption, acquisition or repurchase of Borrower’s 6-1/2% Senior Notes due 2010, fifty percent (50%) of the prepayment, redemption, acquisition or purchase price paid by Borrower to the holders thereof to so prepay, redeem, acquire or repurchase such 6-1/2% Senior Notes due 2010, and (iii) in the case of such a voluntary prepayment, redemption, acquisition or repurchase of Borrower’s 6-7/8% Senior Notes due 2011, one hundred percent (100%) of the prepayment, redemption, acquisition or purchase price paid by Borrower to the holders thereof to so prepay, redeem, acquire or repurchase such 6-7/8% Senior Notes due 2011; provided that (1) the Seventh Amendment Voluntary Revolving Loan Paydowns, the Seventh Amendment Voluntary Term A Loan Paydowns, and the amount of all Qualified Prepayments shall be credited to the prepayments required under this Section 4.14(c) in satisfaction thereof, but only to the amount of such Seventh Amendment Voluntary Revolving Loan Paydowns, Seventh Amendment Voluntary Term A Loan Paydowns, and Qualified Prepayments and (2) no additional prepayments of Fourth Amendment Loan Outstandings and the outstanding principal balance under the Term A Credit Agreement shall be required under this Section 4.14(c) until (x) the total of all such required prepayments exceeds (y) the sum of (A) the Seventh Amendment Voluntary Revolving Loan Paydowns, plus (B) the Seventh Amendment Voluntary Term A Loan Paydowns, plus (C) the aggregate amount of all Qualified Prepayments, plus (D) the aggregate amount of all prepayments made under this Section 4.14(c).  Upon any prepayment of the Fourth Amendment Loan Outstandings by Borrower pursuant to this

Section 4.14(c) the Maximum Fourth Amendment Loan Commitment and the Total Aggregate Commitment shall, without duplication of any reductions made in connection with the Seventh Amendment Voluntary Revolving Loan Paydowns pursuant to Section 4.17(g), and Qualified Prepayments, be permanently reduced by the amount of such prepayment.  Such reduction of the Maximum Fourth Amendment Loan Commitment and the Total Aggregate Commitment shall be applied to the Commitment of each Lender according to its Pro Rata Share.  Notwithstanding anything contained herein to the contrary, once the Fourth Amendment Loan Outstandings have been reduced to $0, then 100% of the payments required pursuant to this Section 4.14(c) shall be applied to the outstanding principal balance under the Term A Credit Agreement and, once the Fourth Amendment Loan Outstandings and the outstanding principal balance under the Term A Credit Agreement have been reduced to $0, no payments shall be required pursuant to this Section 4.14(c).

(d)           Section 4.17(a) of the Revolving Credit Agreement is hereby deleted in its entirety and replaced with the following:

(a)           Borrower may, upon written, irrevocable notice to Administrative Agent received by 12:00 p.m. five (5) Business Days prior to the date of any requested reduction or termination, from time to time permanently reduce the Total Aggregate Commitment; provided that (i) except in the case of the Seventh Amendment Voluntary Revolving Loan Paydowns, each Qualified Prepayment, and the prepayments required under Section 4.14, any such partial reduction shall be in the amount of $10,000,000 or any greater integral multiple of $1,000,000, and (ii) Borrower shall not terminate or reduce the Total Aggregate Commitment if, after giving effect thereto and to any concurrent prepayments hereunder, the aggregate principal amount of the outstanding Loans plus the L/C Obligations would exceed the Total Aggregate Commitment; provided, further, that the Total Aggregate Commitment may be terminated if, at the time of such termination Borrower shall have (A) repaid the outstanding Loans in full, and otherwise paid and performed all other outstanding Obligations, and (B) Cash Collateralized all outstanding L/C Obligations and any payment or reimbursement obligations of Borrower and any Letter of Credit Subsidiaries in the manner specified in the last full paragraph of Section 9.2; and, notwithstanding any termination of this Agreement or the credit facility hereunder, Borrower and any Letter of Credit Subsidiaries or any other Persons in any way liable or responsible for the repayment of the L/C Obligations continue to be liable and responsible therefor, and the Issuing Banks, Administrative Agent, Lenders, and any other obligees with respect thereto continue to retain all of their repayment rights and other rights with respect thereto, including those specified in such last full paragraph of Section 9.2.  Administrative Agent will promptly notify Lenders of any such notice of termination or reduction of the Total Aggregate Commitment.  Except as set forth in clause (b) below, any reduction of the Total Aggregate Commitment shall be applied to the Commitment of each Lender according to its Pro Rata Share.

(e)           Section 4.17 of the Revolving Credit Agreement is hereby amended to add the following new clauses (g) and (h) at the end thereof:

(g)           Upon any Seventh Amendment Voluntary Revolving Loan Paydown, the Maximum Fourth Amendment Loan Commitment and the Total Aggregate Commitment shall be permanently reduced by the amount of such payment.  Such reductions of the

Maximum Fourth Amendment Loan Commitment and the Total Aggregate Commitment shall be applied to the Commitment of each Lender according to its Pro Rata Share and shall be credited toward the satisfaction of the prepayment requirements of Section 4.14(c) as such prepayments are required.

(h)           On the Seventh Amendment Effective Date, Borrower shall make the Seventh Amendment Effective Date Voluntary Revolving Loan Paydown.

(f)           Section 8.9 of the Revolving Credit Agreement is hereby amended to delete the last sentence thereof in its entirety and replace such sentence with the following:

Notwithstanding the foregoing, if, (a) as of the date of acquisition, formation, or creation otherwise permitted hereunder of a new Subsidiary that is neither a Material Subsidiary nor an Excluded Subsidiary, the aggregate amount of assets (other than ownership interests in, and intercompany indebtedness of, other Subsidiaries) owned by all Subsidiaries that are neither Material Subsidiaries nor Excluded Subsidiaries exceeds five percent (5%) of Consolidated Tangible Net Worth, or (b) at any time any Subsidiary shall execute a guaranty of any Senior Unsecured Homebuilding Debt (other than the Loans or any Subordinated Debt), then Borrower shall cause such Subsidiary (whether or not it is a Material Subsidiary) to provide a Guaranty under this Section 8.9.

(g)           Section 8.12 of the Revolving Credit Agreement is hereby deleted in its entirety and replaced with the following:

8.12           Prepayment of Indebtedness.

(a)  If a Default or an Event of Default has occurred and is continuing or an acceleration of the indebtedness evidenced by each Note has occurred, Borrower shall not voluntarily prepay, or permit any Subsidiary (other than an Excluded Subsidiary) to voluntarily prepay, the principal amount, in whole or in part, of any indebtedness other than (i) indebtedness owed to each Lender hereunder or under some other agreement between Borrower and such Lender, (ii) indebtedness which ranks pari passu with indebtedness evidenced by each Note which is or becomes due and owing whether by reason of acceleration or otherwise and (iii) indebtedness which is exchanged for, or converted into, capital stock (or warrants to acquire capital stock) of Borrower that does not require dividends or other distributions prohibited by Section 8.15.

(b)  Notwithstanding anything in Section 8.12(a) to the contrary, until such time as Borrower repays and terminates, fully secures with first priority liens (subject to Customary Permitted Liens) satisfactory to Administrative Agent, or a combination thereof, all of the Maximum Fourth Amendment Loan Commitment, all Fourth Amendment Loan Outstandings, each Unsecured Letter of Credit, and the Term A Loan, Borrower shall not, and shall not permit any Subsidiary to, voluntarily prepay, redeem, acquire or repurchase (in each case, for cash or in exchange for indebtedness on terms more favorable to the holders thereof) any public note indenture indebtedness or Subordinated Debt (except for (i) any A/C/I Facility solely with the proceeds of indebtedness otherwise permitted hereunder, (ii) the refinancing (including without limitation, by way of an exchange of indebtedness) of such indebtedness with indebtedness permitted under Section 8.22 and (iii) the prepayment, redemption, acquisition or repurchase by Borrower of Borrower’s 5-1/8% Senior Notes due 2009,

Borrower’s 6-1/2% Senior Notes due 2010, and Borrower’s 6-7/8% Senior Notes due 2011, provided that, in the case of this subclause (iii), no Default or Event of Default has occurred and is continuing before or after giving effect to such prepayment, redemption, acquisition or repurchase, and Borrower shall have made the Seventh Amendment Voluntary Revolving Loan Paydowns and the Seventh Amendment Voluntary Term A Loan Paydowns prior to the first such prepayment, redemption, acquisition or repurchase under this subclause (iii)).

(h)           Section 8.20 of the Revolving Credit Agreement is hereby amended by deleting the phrase “unless Borrower has deposited into a deposit account held at Administrative Agent” and inserting in lieu thereof the phrase “unless Borrower or a Guarantor has deposited into a deposit account held at Bank of America, N.A.”

(i)           Schedule 1.1 of the Revolving Credit Agreement is hereby deleted in its entirety and replaced with Schedule 1.1 attached hereto.

2.           Amendments to the Term A Credit Agreement.

(a)           Section 1.1 of the Term A Credit Agreement is hereby amended to add the following new definitions thereto in the correct alphabetical order:

“Qualified Prepayment” means a voluntary prepayment by Borrower after the Sixth Amendment Effective Date of each of the Fourth Amendment Loan Outstandings (under and as defined in the Revolving Credit Agreement) (other than the Sixth Amendment Voluntary Revolving Loan Paydowns) and the outstanding Principal Debt of the Term Loans (other than the Sixth Amendment Voluntary Term Loan Paydowns), allocated 58.5186276% to the Fourth Amendment Loan Outstandings and 41.4813724% to the Principal Debt of the Term Loans; provided that such prepayment of the Fourth Amendment Loan Outstandings results in a permanent reduction in the Maximum Fourth Amendment Loan Commitment (under and as defined in the Revolving Credit Agreement) and the Total Aggregate Commitment (under and as defined in the Revolving Credit Agreement).

“Sixth Amendment” means that certain Seventh Amendment to Revolving Credit Agreement and Sixth Amendment to Term Loan A Credit Agreement executed to be effective as of the Sixth Amendment Effective Date, by and among Borrower, Administrative Agent, each Lender party thereto, and certain other parties thereto.

“Sixth Amendment Effective Date” means February 13, 2009, the effective date of the Sixth Amendment.

“Sixth Amendment Effective Date Voluntary Term Loan Paydown” means a voluntary prepayment by Borrower on the Sixth Amendment Effective Date of the outstanding Principal Debt of the Term Loans in an amount equal to $5,185,171.55, to be applied to the outstanding Principal Debt of the Term A Loan of each Lender, according to each such Lender’s Pro Rata Share.

“Sixth Amendment Post-Effective Date Voluntary Term Loan Paydown” means a voluntary prepayment by Borrower following the Sixth Amendment Effective Date of the outstanding Principal Debt of the Term Loans in an amount equal to $5,185,171.55, to be applied to the outstanding Principal Debt of the Term A Loan of each Lender, according to each such Lender’s Pro Rata Share.

“Sixth Amendment Voluntary Term Loan Paydowns” means the collective reference to the Sixth Amendment Effective Date Voluntary Term Loan Paydown and the Sixth Amendment Post-Effective Date Voluntary Term Loan Paydown.

“Sixth Amendment Voluntary Revolving Loan Paydowns” means the collective reference to a voluntary prepayment by Borrower on the Sixth Amendment Effective Date of the Fourth Amendment Loan Outstandings in an aggregate principal amount equal to $7,314,828.45, and a voluntary prepayment by Borrower following the Sixth Amendment Effective Date of Fourth Amendment Loan Outstandings in an aggregate principal amount equal to $7,314,828.45.

(b)           Section 4.1(e) of the Term A Credit Agreement is hereby deleted in its entirety and replaced with the following:

(e)           All or any portion of the Principal Debt at any time outstanding may, at any time and from time to time, be paid or prepaid in whole or in part, provided that except (x) in the case of the Sixth Amendment Voluntary Term Loan Paydowns, each Qualified Prepayment, and the prepayments required under Section 4.1(g) (i) any such prepayment shall be in the amount of $10,000,000 or any greater integral multiple of $1,000,000 (unless the Principal Debt is being repaid in full), (ii) any payment or prepayment of all or any part of any Eurodollar Borrowing on a day other than the last day of the applicable Interest Period shall be made on a Business Day, as applicable, and shall be preceded by at least three (3) Business Days written notice to Administrative Agent of the date and amount of such payment or payments and (y) any prepayment of a Eurodollar Borrowing prior to the last day of the applicable Interest Period shall be accompanied by a prepayment fee calculated in accordance with Section 4.1(f) and any other amounts required to be paid pursuant to Section 4.7.  In addition, if at any time the amount of any Eurodollar Borrowing is reduced (by payment, prepayment or conversion of a part thereof) to an amount less than $5,000,000, then such Eurodollar Borrowing shall automatically convert into a Reference Rate Borrowing, and on and after such date the right of Borrower to continue such Eurodollar Borrowing as a Eurodollar Borrowing shall terminate.

(c)           Section 4.1 of the Term A Credit Agreement is hereby amended to add the following new clauses (g) and (h) at the end thereof:

(g)           Borrower shall, not later than one (1) Business Day following the consummation of a voluntary prepayment, redemption, acquisition, or repurchase by Borrower for cash of any public note indenture indebtedness referenced in clauses (i), (ii), and (iii) below (other than the refinancing of such indebtedness with indebtedness permitted under Section 8.22), prepay the Principal Debt of the Term Loans and the Fourth Amendment Loan Outstandings (the total amount of each of such pre-payments to be allocated 58.5186276% to the Fourth Amendment Loan Outstandings and 41.4813724% to the outstanding Principal Debt under the Term Loans), in the aggregate amount of (i) in the case of such a voluntary prepayment, redemption, acquisition or repurchase of Borrower’s 5-1/8% Senior Notes due April, 2009, one hundred twenty five percent (125%) of the difference between (A) the par or face amount of Borrower’s 5-

1/8% Senior Notes due 2009 so prepaid, redeemed, acquired or repurchased by Borrower from the holders thereof and (B) the prepayment, redemption, acquisition or purchase price paid by Borrower to the holders thereof to so prepay, redeem, acquire or repurchase such 5-1/8% Senior Notes due 2009 (inclusive of accrued interest, premiums and any consent fees paid in connection therewith) (provided that, in no event shall such difference be less than $0.00), (ii) in the case of such a voluntary prepayment, redemption, acquisition or repurchase of Borrower’s 6-1/2% Senior Notes due 2010, fifty percent (50%) of the prepayment, redemption, acquisition or purchase price paid by Borrower to the holders thereof to so prepay, redeem, acquire or repurchase such 6-1/2% Senior Notes due 2010, and (iii) in the case of such a voluntary prepayment, redemption, acquisition or repurchase of Borrower’s 6-7/8% Senior Notes due 2011, one hundred percent (100%) of the prepayment, redemption, acquisition or purchase price paid by Borrower to the holders thereof to so prepay, redeem, acquire or repurchase such 6-7/8% Senior Notes due 2011; provided that (1) the Sixth Amendment Voluntary Term Loan Paydowns, the Sixth Amendment Voluntary Revolving Loan Paydowns, and the amount of all Qualified Prepayments shall be credited to the prepayments required under this Section 4.1(g) in satisfaction thereof, but only to the amount of such Sixth Amendment Voluntary Term Loan Paydowns, Sixth Amendment Voluntary Revolving Loan Paydowns, and Qualified Prepayments and (2) no additional prepayments no prepayments of the Principal Debt of the Term Loans and the Fourth Amendment Loan Outstandings shall be required under this Section 4.1(g) until (x) the total of all such required prepayments exceeds (y) the sum of (A) the Sixth Amendment Voluntary Term Loan Paydowns, plus (B) the Sixth Amendment Voluntary Revolving Loan Paydowns, plus (C) the aggregate amount of all Qualified Prepayments, plus (D) the aggregate amount of all prepayments made under this Section 4.1(g).  Notwithstanding anything contained herein to the contrary, once the Fourth Amendment Loan Outstandings have been reduced to $0, then 100% of the payments required pursuant to this Section 4.1(g) shall be applied to the Principal Debt of the Term Loans and once the Principal Debt of the Term Loans has been reduced to $0, no payments shall be required pursuant to this Section 4.1(g).

(h)           On the Sixth Amendment Effective Date, Borrower shall make the Sixth Amendment Effective Date Voluntary Term Loan Paydown.

(e)           Section 8.9 of the Term A Credit Agreement is hereby amended to delete the last sentence thereof in its entirety and replace such sentence with the following:

Notwithstanding the foregoing, if, (a) as of the date of acquisition, formation, or creation otherwise permitted hereunder of a new Subsidiary that is neither a Material Subsidiary nor an Excluded Subsidiary, the aggregate amount of assets (other than ownership interests in, and intercompany indebtedness of, other Subsidiaries) owned by all Subsidiaries that are neither Material Subsidiaries nor Excluded Subsidiaries exceeds five percent (5%) of Consolidated Tangible Net Worth, or (b) at any time any Subsidiary shall execute a guaranty of any Senior Unsecured Homebuilding Debt (other than the Term Loans or any Subordinated Debt), then Borrower shall cause such Subsidiary (whether or not it is a Material Subsidiary) to provide a Guaranty under this Section 8.9.

(d)           Section 8.12 of the Term A Credit Agreement is hereby deleted in its entirety and replaced with the following:

8.12           Prepayment of Indebtedness.

(a)  If a Default or an Event of Default has occurred and is continuing or an acceleration of the indebtedness evidenced by each Note has occurred, Borrower shall not voluntarily prepay, or permit any Subsidiary (other than an Excluded Subsidiary) to voluntarily prepay, the principal amount, in whole or in part, of any indebtedness other than (i) indebtedness owed to each Lender hereunder or under some other agreement between Borrower and such Lender, (ii) indebtedness which ranks pari passu with indebtedness evidenced by each Note which is or becomes due and owing whether by reason of acceleration or otherwise and (iii) indebtedness which is exchanged for, or converted into, capital stock (or warrants to acquire capital stock) of Borrower that does not require dividends or other distributions prohibited by Section 8.15.

(b)  Notwithstanding anything in Section 8.12(a) to the contrary, until such time as Borrower repays and terminates, fully secures with first priority liens (subject to Customary Permitted Liens) satisfactory to Administrative Agent, or a combination thereof, all of the Maximum Fourth Amendment Loan Commitment, all Fourth Amendment Loan Outstandings, each Unsecured Letter of Credit (each as defined in the Revolving Credit Agreement), and the Term Loans, Borrower shall not, and shall not permit any Subsidiary to, voluntarily prepay, redeem, acquire or repurchase (in each case, for cash or in exchange for indebtedness on terms more favorable to the holders thereof) any public note indenture indebtedness or Subordinated Debt (except for (i) any A/C/I Facility solely with the proceeds of indebtedness otherwise permitted hereunder, (ii) the refinancing (including without limitation, by way of an exchange of indebtedness) of such indebtedness with indebtedness permitted under Section 8.22 and (iii) the prepayment, redemption, acquisition or repurchase by Borrower of Borrower’s 5-1/8% Senior Notes due 2009, Borrower’s 6-1/2% Senior Notes due 2010, and Borrower’s 6-7/8% Senior Notes due 2011, provided that, in the case of this subclause (iii), no Default or Event of Default has occurred and is continuing before or after giving effect to such prepayment, redemption, acquisition or repurchase, and Borrower shall have made the Sixth Amendment Voluntary Term Loan Paydowns and the Sixth Amendment Voluntary Revolving Loan Paydowns prior to the first such prepayment, redemption, acquisition or repurchase under this subclause (iii)).

(e)           Section 8.20 of the Term A Credit Agreement is hereby amended by deleting the phrase “unless Borrower has deposited into a deposit account held at Administrative Agent” and inserting in lieu thereof the phrase “unless Borrower or a Guarantor has deposited into a deposit account held at Bank of America, N.A.”

(f)           Schedule 1.1 of the Term A Credit Agreement is hereby deleted in its entirety and replaced with Schedule 1.1 attached hereto.

3.           Amendment of Revolving Credit Agreement, Term A Credit Agreement, and Other Loan Documents.

(a)           All references in the Loan Documents to the Revolving Credit Agreement shall henceforth include references to the Revolving Credit Agreement, as modified and amended by this Amendment, and as may, from time to time, be further modified, amended, renewed, extended, restated, and/or increased.

(b)           All references in the Loan Documents to the Term A Credit Agreement shall henceforth include references to the Term A Credit Agreement, as modified and amended by this Amendment, and as may, from time to time, be further modified, amended, renewed, extended, restated, and/or increased.

(c)           Any and all of the terms and provisions of the Loan Documents under the Revolving Credit Agreement and the Loan Documents under the Term A Credit Agreement (collectively, the “Facility Documents”) are hereby amended and modified wherever necessary, even though not specifically addressed herein, so as to conform to the amendments and modifications set forth herein.

4.           Ratifications.  Borrower (a) ratifies and confirms all provisions of the Facility Documents as amended by this Amendment, (b) ratifies and confirms that all guaranties, assurances, and liens granted, conveyed, or assigned to Revolver Administrative Agent, Term Administrative Agent, or any Lender under the Facility Documents are not released, reduced, or otherwise adversely affected by this Amendment and continue to guarantee, assure, and secure full payment and performance of the present and future Obligations under the Revolving Credit Agreement and Obligations under the Term A Credit Agreement, and (c) agrees to perform such acts and duly authorize, execute, acknowledge, deliver, file, and record such additional documents, and certificates as Revolver Administrative Agent or Term Administrative Agent may reasonably request in order to create, perfect, preserve, and protect such guaranties, assurances, and liens in accordance with the terms of the Facility Documents.

5.           Representations.  Borrower represents and warrants to Revolver Administrative Agent, Term Administrative Agent, the Revolver Lenders, and the Term A Lenders that as of the date of this Amendment and after giving effect thereto: (a) this Amendment and each other document entered into by Borrower and each Guarantor in connection with this Amendment (collectively, the “Amendment Documents”), have been duly authorized, executed, and delivered by Borrower and each Guarantor; (b)  no action of, or filing with, any Governmental Authority is required to authorize, or is otherwise required in connection with, the execution, delivery, and performance of the Amendment Documents by Borrower or any Guarantor; (c) the Facility Documents, as amended by this Amendment, are valid and binding upon Borrower and each Guarantor and are enforceable against Borrower and each Guarantor in accordance with their respective terms, except as limited by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors’ rights generally or by general principles of equity; (d) the execution, delivery, and performance of this Amendment by Borrower and each Guarantor do not require the consent of any other Person and do not and will not constitute a violation of any order of any Governmental Authority, or material agreements to which Borrower or any Guarantor is a party thereto or by which Borrower or any Guarantor is bound; (e) all representations and warranties in the Facility Documents are true and correct in all material respects on and as of the date of this Amendment, except to the extent that (i) any of them speak to a different specific date, or (ii) the facts on which any of them were based have been changed by transactions contemplated or permitted by the Revolving Credit Agreement and the Term A Credit Agreement; and (f) immediately after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing under the Revolving Credit Agreement or the Term A Credit Agreement.

6.           Conditions.  This Amendment shall not be effective unless and until:

(a)           Revolver Administrative Agent and Term Administrative Agent shall have received this Amendment duly executed by Borrower, Guarantors, Revolver Administrative Agent, Term Administrative Agent,  the Aggregate Majority Lenders, the Majority Lenders under the Revolving Credit Agreement and the Majority Term A Lenders under the Term A Credit Agreement;

(b)           Revolver Administrative Agent and Term A Administrative Agent shall have received an officer’s certificate of Borrower certifying (i) as to the constituent documents of Borrower (or, if applicable, as to the absence of any changes thereto since the date such constituent documents of Borrower were last certified to Revolver Administrative Agent and Term A Administrative Agent) and (ii) resolutions adopted by the Board of Directors of Borrower authorizing the execution, delivery, and performance of the Amendment Documents;

(c)           Revolver Administrative Agent shall have received, (i) for the benefit of each Revolver Lender that provides their signature pages to this Amendment by noon, New York City time on February 12, 2009 (each a “Consenting Revolver Lender”), a fee equal to $15,000 (provided, however, that, if such Consenting Revolver Lender is also a Consenting Term A Lender, as defined below, such Lender shall only receive, a single payment of $15,000 and the conditions set forth in this Section 6(c) and the following Section 6(d) shall be satisfied as to the fee payable to such Lender upon payment of a single fee of $15,000 for the benefit of such Lender), (ii) such other fees (without duplication of the fee referenced in clause (i) above) and expenses in such amounts and at such times as heretofore set forth in a letter agreement between Borrower, Revolver Administrative Agent and Banc of America Securities LLC, and (iii) to the extent invoiced on or prior to February 13, 2009 (without duplication of amounts payable under clause (ii) above), such other reasonable out-of-pocket fees and expenses of the Revolver Administrative Agent as may be then due and payable by Borrower under the Revolving Credit Agreement;

(d)           Term A Administrative Agent shall have received (i) for the benefit of each Term A Lender that provides their signature pages to this Amendment by noon, New York City time, February 12, 2009 (each a “Consenting Term A Lender”), a fee equal to $15,000 (provided, however, that, if such Consenting Term A Lender is also a Consenting Revolver Lender, such Lender shall only receive a single payment of $15,000 and the conditions set forth in this Section 6(d) and the foregoing Section 6(c) shall be satisfied as to the fee payable to such Lender upon payment of a single fee of $15,000 for the benefit of such Lender), (ii) such other fees (without duplication of the fee referenced in clause (i) above) and expenses in such amounts and at such times as heretofore set forth in a letter agreement between Borrower, Term A Administrative Agent and Banc of America Securities LLC, and (iii) to the extent invoiced on or prior to February 13, 2009 (without duplication of amounts payable under clause (ii) above), such other reasonable out-of-pocket fees and expenses of the Term A Administrative Agent as may be then due and payable by Borrower under the Term A Credit Agreement;

(e)           Revolver Administrative Agent shall have received from Borrower the Seventh Amendment Effective Date Voluntary Loan Paydown, together with accrued, but unpaid, interest thereon, such that the sum of the Fourth Amendment Loan Outstandings plus the Unsecured Letters of Credit shall not exceed $76,085,171.57, as set forth in Schedule 1.1(a) attached hereto, as of the effective date of this Amendment; and

(f)           Term A Administrative Agent shall have received from Borrower the Sixth Amendment Effective Date Voluntary Loan Paydown, together with accrued, but unpaid, interest thereon, such that the Principal Debt of the Term A Loans shall not exceed $52,314,828.45 in the aggregate as of the effective date of this Amendment.

7.           Continued Effect.  Except to the extent amended hereby or by any documents executed in connection herewith, all terms, provisions, and conditions of the Revolving Credit Agreement, the Term A Credit Agreement, and the other Facility Documents, and all documents executed in connection therewith, shall continue in full force and effect and shall remain enforceable and binding in accordance with their respective terms.

8.           Miscellaneous.  Unless stated otherwise (a) the singular number includes the plural and vice versa and words of any gender include each other gender, in each case, as appropriate, (b) headings and captions may not be construed in interpreting provisions, (c) this Amendment must be construed, and its performance enforced, under California law, (d) if any part of this Amendment is for any reason found to be unenforceable, all other portions of it nevertheless remain enforceable, and (e) this Amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document, and all of those counterparts must be construed together to constitute the same document.

9.           Parties. This Amendment shall be binding upon and inure to the benefit of Borrower and Guarantors and their respective successors and assigns, and upon Revolver Administrative Agent, Term Administrative Agent and the Lenders and their respective successors and assigns.

10.           RELEASE.  BORROWER AND EACH GUARANTOR HEREBY ACKNOWLEDGE THAT THE OBLIGATIONS UNDER THE REVOLVING CREDIT AGREEMENT, EACH LOAN DOCUMENT EXECUTED IN CONNECTION THEREWITH, THE TERM A CREDIT AGREEMENT,  AND EACH LOAN DOCUMENT EXECUTED IN CONNECTION THEREWITH ARE ABSOLUTE AND UNCONDITIONAL WITHOUT ANY RIGHT OF RESCISSION, SETOFF, COUNTERCLAIM, DEFENSE, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE OBLIGATIONS UNDER THE REVOLVING CREDIT AGREEMENT, EACH LOAN DOCUMENT EXECUTED IN CONNECTION THEREWITH, THE TERM A CREDIT AGREEMENT,  AND EACH LOAN DOCUMENT EXECUTED IN CONNECTION THEREWITH OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM ANY CREDIT PARTY.  BORROWER AND EACH GUARANTOR HEREBY VOLUNTARILY AND KNOWINGLY RELEASE AND FOREVER DISCHARGE EACH AGENT-RELATED PERSON, EACH ISSUING BANK, EACH LENDER AND ITS PREDECESSORS, AFFILIATES, DIRECTORS, OFFICERS, EMPLOYEES, COUNSEL, AGENTS, ATTORNEYS-IN-FACT, SUCCESSORS, AND ASSIGNS (COLLECTIVELY, THE “RELEASED PARTIES”), FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH BORROWER OR ANY  GUARANTOR MAY NOW OR HEREAFTER HAVE AGAINST THE RELEASED PARTIES, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING OUT OF OR IN CONNECTION WITH OR BY REASON OF THE REVOLVING CREDIT AGREEMENT, ANY LOAN DOCUMENT EXECUTED IN CONNECTION THEREWITH, THE TERM A CREDIT AGREEMENT, OR ANY LOAN DOCUMENT EXECUTED IN CONNECTION THEREWITH, INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE REVOLVING CREDIT AGREEMENT, ANY LOAN DOCUMENT EXECUTED IN CONNECTION THEREWITH, THE TERM A CREDIT AGREEMENT,  OR ANY LOAN DOCUMENT EXECUTED IN CONNECTION THEREWITH, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT.

11.           Waiver of Section 1542 of the Civil Code of California.  Borrower and each Guarantor hereby expressly waive the provisions of Section 1542 of the Civil Code of California, which provides as follows:

“A general release does not extend to claims which the creditor does not know or suspect to exist in his or her favor at the time of executing the release, which if known by him or her must have materially affected his or her settlement with the debtor.”

12.           Entireties.   The Revolving Credit Agreement, The Term A Credit Agreement, and the other Loan Documents, as amended by this Amendment, represent the final agreement between the parties about the subject matter of the Revolving Credit Agreement and The Term A Credit Agreement, and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the parties.  There are no unwritten oral agreements among the parties.

[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

SIGNATURE PAGE TO SEVENTH AMENDMENT TO REVOLVING CREDIT AGREEMENT AND SIXTH AMENDMENT TO TERM LOAN A CREDIT AGREEMENT
EXECUTED BY
STANDARD PACIFIC CORP., AS BORROWER,
BANK OF AMERICA, N.A., AS REVOLVER ADMINISTRATIVE AGENT,
BANK OF AMERICA, N.A., AS TERM ADMINISTRATIVE AGENT,
THE REVOLVER LENDERS PARTY HERETO, AND THE TERM A LENDERS PARTY HERETO

EXECUTED as of the day and year first mentioned.

STANDARD PACIFIC CORP., a Delaware corporation

By:	/s/ Andrew H. Parnes
Andrew H. Parnes Executive Vice President-Finance and Chief Financial Officer

By:	/s/ Lloyd H. McKibbin
Lloyd H. McKibbin Senior Vice President and Treasurer

Signature Page to Seventh Amendment to Revolving Credit Agreement and Sixth Amendment to Term Loan A Credit Agreement

SIGNATURE PAGE TO SEVENTH AMENDMENT TO REVOLVING CREDIT AGREEMENT AND SIXTH AMENDMENT TO TERM LOAN A CREDIT AGREEMENT
EXECUTED BY
STANDARD PACIFIC CORP., AS BORROWER,
BANK OF AMERICA, N.A., AS REVOLVER ADMINISTRATIVE AGENT,
BANK OF AMERICA, N.A., AS TERM ADMINISTRATIVE AGENT,
THE REVOLVER LENDERS PARTY HERETO, AND THE TERM A LENDERS PARTY HERETO

BANK OF AMERICA, N.A.,
as Revolver Administrative Agent

By:	/s/ Eyal Namordi
Name: Eyal Namordi Title: Senior Vice President

BANK OF AMERICA, N.A.,
as Term Administrative Agent

By:	/s/ Eyal Namordi
Name: Eyal Namordi Title: Senior Vice President

BANK OF AMERICA, N.A.,
as a Revolving Lender and a Term A Lender

By:	/s/ Eyal Namordi
Name: Eyal Namordi Title: Senior Vice President

Signature Page to Seventh Amendment to Revolving Credit Agreement and Sixth Amendment to Term Loan A Credit Agreement

SIGNATURE PAGE TO SEVENTH AMENDMENT TO REVOLVING CREDIT AGREEMENT AND SIXTH AMENDMENT TO TERM LOAN A CREDIT AGREEMENT
EXECUTED BY
STANDARD PACIFIC CORP., AS BORROWER,
BANK OF AMERICA, N.A., AS REVOLVER ADMINISTRATIVE AGENT,
BANK OF AMERICA, N.A., AS TERM ADMINISTRATIVE AGENT,
THE REVOLVER LENDERS PARTY HERETO, AND THE TERM A LENDERS PARTY HERETO

JPMORGAN CHASE BANK, N.A.,
as a Revolving Lender

By:	/s/ Gary Handcox
Name: Gary Handcox Title: Senior Vice President

JPMORGAN CHASE BANK, N.A.,
as a Revolving Lender and a Term A Lender

By:	/s/ Mohammad S. Hasan
Name: Mohammad S. Hasan Title: Associate

Signature Page to Seventh Amendment to Revolving Credit Agreement and Sixth Amendment to Term Loan A Credit Agreement

SIGNATURE PAGE TO SEVENTH AMENDMENT TO REVOLVING CREDIT AGREEMENT AND SIXTH AMENDMENT TO TERM LOAN A CREDIT AGREEMENT
EXECUTED BY
STANDARD PACIFIC CORP., AS BORROWER,
BANK OF AMERICA, N.A., AS REVOLVER ADMINISTRATIVE AGENT,
BANK OF AMERICA, N.A., AS TERM ADMINISTRATIVE AGENT,
THE REVOLVER LENDERS PARTY HERETO, AND THE TERM A LENDERS PARTY HERETO

GUARANTY BANK,
as a Revolving Lender

By:	/s/ Amy Satsky
Name: Amy Satsky Title: Senior Vice President

Signature Page to Seventh Amendment to Revolving Credit Agreement and Sixth Amendment to Term Loan A Credit Agreement

SIGNATURE PAGE TO SEVENTH AMENDMENT TO REVOLVING CREDIT AGREEMENT AND SIXTH AMENDMENT TO TERM LOAN A CREDIT AGREEMENT
EXECUTED BY
STANDARD PACIFIC CORP., AS BORROWER,
BANK OF AMERICA, N.A., AS REVOLVER ADMINISTRATIVE AGENT,
BANK OF AMERICA, N.A., AS TERM ADMINISTRATIVE AGENT,
THE REVOLVER LENDERS PARTY HERETO, AND THE TERM A LENDERS PARTY HERETO

THE ROYAL BANK OF SCOTLAND PLC,
as a Revolving Lender and a Term A Lender

By:	/s/ Lynne Afarone
Name: Lynne Afarone Title: Vice President

Signature Page to Seventh Amendment to Revolving Credit Agreement and Sixth Amendment to Term Loan A Credit Agreement

SIGNATURE PAGE TO SEVENTH AMENDMENT TO REVOLVING CREDIT AGREEMENT AND SIXTH AMENDMENT TO TERM LOAN A CREDIT AGREEMENT
EXECUTED BY
STANDARD PACIFIC CORP., AS BORROWER,
BANK OF AMERICA, N.A., AS REVOLVER ADMINISTRATIVE AGENT,
BANK OF AMERICA, N.A., AS TERM ADMINISTRATIVE AGENT,
THE REVOLVER LENDERS PARTY HERETO, AND THE TERM A LENDERS PARTY HERETO

WACHOVIA BANK, NATIONAL ASSOCIATION,
as a Revolving Lender and a Term A Lender

By:	/s/ R. Scott Holtzapple
Name: R. Scott Holtzapple Title: Director

Signature Page to Seventh Amendment to Revolving Credit Agreement and Sixth Amendment to Term Loan A Credit Agreement

SIGNATURE PAGE TO SEVENTH AMENDMENT TO REVOLVING CREDIT AGREEMENT AND SIXTH AMENDMENT TO TERM LOAN A CREDIT AGREEMENT
EXECUTED BY
STANDARD PACIFIC CORP., AS BORROWER,
BANK OF AMERICA, N.A., AS REVOLVER ADMINISTRATIVE AGENT,
BANK OF AMERICA, N.A., AS TERM ADMINISTRATIVE AGENT,
THE REVOLVER LENDERS PARTY HERETO, AND THE TERM A LENDERS PARTY HERETO

SUNTRUST BANK,
as a Revolving Lender

By:	/s/ Samuel M. Ballesteros
Name: Samuel M. Ballesteros Title: Senior Vice President

Signature Page to Seventh Amendment to Revolving Credit Agreement and Sixth Amendment to Term Loan A Credit Agreement

SIGNATURE PAGE TO SEVENTH AMENDMENT TO REVOLVING CREDIT AGREEMENT AND SIXTH AMENDMENT TO TERM LOAN A CREDIT AGREEMENT
EXECUTED BY
STANDARD PACIFIC CORP., AS BORROWER,
BANK OF AMERICA, N.A., AS REVOLVER ADMINISTRATIVE AGENT,
BANK OF AMERICA, N.A., AS TERM ADMINISTRATIVE AGENT,
THE REVOLVER LENDERS PARTY HERETO, AND THE TERM A LENDERS PARTY HERETO

CREDIT SUISSE, CAYMAN ISLANDS BRANCH,
as a Revolving Lender

By:	/s/ Mikhail Fayfusovich
Name: Mikhail Fayfusovich Title: Vice President

By:	/s/ Nupur Kumar
Name: Nupur Kumar Title: Vice President

Signature Page to Seventh Amendment to Revolving Credit Agreement and Sixth Amendment to Term Loan A Credit Agreement

SIGNATURE PAGE TO SEVENTH AMENDMENT TO REVOLVING CREDIT AGREEMENT AND SIXTH AMENDMENT TO TERM LOAN A CREDIT AGREEMENT
EXECUTED BY
STANDARD PACIFIC CORP., AS BORROWER,
BANK OF AMERICA, N.A., AS REVOLVER ADMINISTRATIVE AGENT,
BANK OF AMERICA, N.A., AS TERM ADMINISTRATIVE AGENT,
THE REVOLVER LENDERS PARTY HERETO, AND THE TERM A LENDERS PARTY HERETO

U.S. BANK NATIONAL ASSOCIATION,
as a Revolving Lender

By:	/s/ Betty Kinoshita
Name: Betty Kinoshita Title: Vice President

Signature Page to Seventh Amendment to Revolving Credit Agreement and Sixth Amendment to Term Loan A Credit Agreement

SIGNATURE PAGE TO SEVENTH AMENDMENT TO REVOLVING CREDIT AGREEMENT AND SIXTH AMENDMENT TO TERM LOAN A CREDIT AGREEMENT
EXECUTED BY
STANDARD PACIFIC CORP., AS BORROWER,
BANK OF AMERICA, N.A., AS REVOLVER ADMINISTRATIVE AGENT,
BANK OF AMERICA, N.A., AS TERM ADMINISTRATIVE AGENT,
THE REVOLVER LENDERS PARTY HERETO, AND THE TERM A LENDERS PARTY HERETO

PNC BANK, NATIONAL ASSOCIATION,
as a Revolving Lender

By:	/s/ Luis Donoso
Name: Luis Donoso Title: Vice President

Signature Page to Seventh Amendment to Revolving Credit Agreement and Sixth Amendment to Term Loan A Credit Agreement

SIGNATURE PAGE TO SEVENTH AMENDMENT TO REVOLVING CREDIT AGREEMENT AND SIXTH AMENDMENT TO TERM LOAN A CREDIT AGREEMENT
EXECUTED BY
STANDARD PACIFIC CORP., AS BORROWER,
BANK OF AMERICA, N.A., AS REVOLVER ADMINISTRATIVE AGENT,
BANK OF AMERICA, N.A., AS TERM ADMINISTRATIVE AGENT,
THE REVOLVER LENDERS PARTY HERETO, AND THE TERM A LENDERS PARTY HERETO

COMERICA BANK,
as a Revolving Lender

By:	/s/ Charles Weddell
Name: Charles Weddell Title: Vice President

Signature Page to Seventh Amendment to Revolving Credit Agreement and Sixth Amendment to Term Loan A Credit Agreement

SIGNATURE PAGE TO SEVENTH AMENDMENT TO REVOLVING CREDIT AGREEMENT AND SIXTH AMENDMENT TO TERM LOAN A CREDIT AGREEMENT
EXECUTED BY
STANDARD PACIFIC CORP., AS BORROWER,
BANK OF AMERICA, N.A., AS REVOLVER ADMINISTRATIVE AGENT,
BANK OF AMERICA, N.A., AS TERM ADMINISTRATIVE AGENT,
THE REVOLVER LENDERS PARTY HERETO, AND THE TERM A LENDERS PARTY HERETO

REGIONS BANK, formerly known as AmSouth Bank
as a Revolving Lender and a Term A Lender

By:	/s/ Ronny Hudspeth
Name: Ronny Hudspeth Title: Senior Vice President

Signature Page to Seventh Amendment to Revolving Credit Agreement and Sixth Amendment to Term Loan A Credit Agreement

SIGNATURE PAGE TO SEVENTH AMENDMENT TO REVOLVING CREDIT AGREEMENT AND SIXTH AMENDMENT TO TERM LOAN A CREDIT AGREEMENT
EXECUTED BY
STANDARD PACIFIC CORP., AS BORROWER,
BANK OF AMERICA, N.A., AS REVOLVER ADMINISTRATIVE AGENT,
BANK OF AMERICA, N.A., AS TERM ADMINISTRATIVE AGENT,
THE REVOLVER LENDERS PARTY HERETO, AND THE TERM A LENDERS PARTY HERETO

BANK OF THE WEST,
as a Revolving Lender and a Term A Lender

By:	/s/ Sharon Fisher
Name: Sharon Fisher Title: Senior Vice President

Signature Page to Seventh Amendment to Revolving Credit Agreement and Sixth Amendment to Term Loan A Credit Agreement

SIGNATURE PAGE TO SEVENTH AMENDMENT TO REVOLVING CREDIT AGREEMENT AND SIXTH AMENDMENT TO TERM LOAN A CREDIT AGREEMENT
EXECUTED BY
STANDARD PACIFIC CORP., AS BORROWER,
BANK OF AMERICA, N.A., AS REVOLVER ADMINISTRATIVE AGENT,
BANK OF AMERICA, N.A., AS TERM ADMINISTRATIVE AGENT,
THE REVOLVER LENDERS PARTY HERETO, AND THE TERM A LENDERS PARTY HERETO

CALYON NEW YORK BRANCH,
as a Revolving Lender and a Term A Lender

By:	/s/ Robert Smith
Name: Robert Smith Title: Managing Director

By:	/s/ Brian Myers
Name: Brian Myers Title: Managing Director

Signature Page to Seventh Amendment to Revolving Credit Agreement and Sixth Amendment to Term Loan A Credit Agreement

SIGNATURE PAGE TO SEVENTH AMENDMENT TO REVOLVING CREDIT AGREEMENT AND SIXTH AMENDMENT TO TERM LOAN A CREDIT AGREEMENT
EXECUTED BY
STANDARD PACIFIC CORP., AS BORROWER,
BANK OF AMERICA, N.A., AS REVOLVER ADMINISTRATIVE AGENT,
BANK OF AMERICA, N.A., AS TERM ADMINISTRATIVE AGENT,
THE REVOLVER LENDERS PARTY HERETO, AND THE TERM A LENDERS PARTY HERETO

CITY NATIONAL BANK,
as a Revolving Lender

By:	/s/ Xavier Barrera
Name: Xavier Barrera Title: Vice President

Signature Page to Seventh Amendment to Revolving Credit Agreement and Sixth Amendment to Term Loan A Credit Agreement

SIGNATURE PAGE TO SEVENTH AMENDMENT TO REVOLVING CREDIT AGREEMENT AND SIXTH AMENDMENT TO TERM LOAN A CREDIT AGREEMENT
EXECUTED BY
STANDARD PACIFIC CORP., AS BORROWER,
BANK OF AMERICA, N.A., AS REVOLVER ADMINISTRATIVE AGENT,
BANK OF AMERICA, N.A., AS TERM ADMINISTRATIVE AGENT,
THE REVOLVER LENDERS PARTY HERETO, AND THE TERM A LENDERS PARTY HERETO

UNION BANK OF CALIFORNIA, N.A.,
as a Revolving Lender and a Term A Lender

By:	/s/ Robert C. Greb
Name: Robert C. Greb Title: Vice President

Signature Page to Seventh Amendment to Revolving Credit Agreement and Sixth Amendment to Term Loan A Credit Agreement

SIGNATURE PAGE TO SEVENTH AMENDMENT TO REVOLVING CREDIT AGREEMENT AND SIXTH AMENDMENT TO TERM LOAN A CREDIT AGREEMENT
EXECUTED BY
STANDARD PACIFIC CORP., AS BORROWER,
BANK OF AMERICA, N.A., AS REVOLVER ADMINISTRATIVE AGENT,
BANK OF AMERICA, N.A., AS TERM ADMINISTRATIVE AGENT,
THE REVOLVER LENDERS PARTY HERETO, AND THE TERM A LENDERS PARTY HERETO

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Revolving Lender and a Term A Lender

By:	/s/ Greg Dahlem
Name: Greg Dahlem Title: Senior Vice President Real Estate Managed Assets Group

Signature Page to Seventh Amendment to Revolving Credit Agreement and Sixth Amendment to Term Loan A Credit Agreement

SIGNATURE PAGE TO SEVENTH AMENDMENT TO REVOLVING CREDIT AGREEMENT AND SIXTH AMENDMENT TO TERM LOAN A CREDIT AGREEMENT
EXECUTED BY
STANDARD PACIFIC CORP., AS BORROWER,
BANK OF AMERICA, N.A., AS REVOLVER ADMINISTRATIVE AGENT,
BANK OF AMERICA, N.A., AS TERM ADMINISTRATIVE AGENT,
THE REVOLVER LENDERS PARTY HERETO, AND THE TERM A LENDERS PARTY HERETO

CALIFORNIA BANK & TRUST,
as a Revolving Lender

By:	/s/ Marisa Drury
Name: Marisa Drury Title: Senior Vice President

Signature Page to Seventh Amendment to Revolving Credit Agreement and Sixth Amendment to Term Loan A Credit Agreement

SIGNATURE PAGE TO SEVENTH AMENDMENT TO REVOLVING CREDIT AGREEMENT AND SIXTH AMENDMENT TO TERM LOAN A CREDIT AGREEMENT
EXECUTED BY
STANDARD PACIFIC CORP., AS BORROWER,
BANK OF AMERICA, N.A., AS REVOLVER ADMINISTRATIVE AGENT,
BANK OF AMERICA, N.A., AS TERM ADMINISTRATIVE AGENT,
THE REVOLVER LENDERS PARTY HERETO, AND THE TERM A LENDERS PARTY HERETO

CITIBANK, N.A., successor by merger to Citibank Texas, N.A., as a Revolving Lender and a Term A Lender

By:	/s/ Tyra Hanegan
Name: Tyra Hanegan Title: Vice President

Signature Page to Seventh Amendment to Revolving Credit Agreement and Sixth Amendment to Term Loan A Credit Agreement

SIGNATURE PAGE TO SEVENTH AMENDMENT TO REVOLVING CREDIT AGREEMENT AND SIXTH AMENDMENT TO TERM LOAN A CREDIT AGREEMENT
EXECUTED BY
STANDARD PACIFIC CORP., AS BORROWER,
BANK OF AMERICA, N.A., AS REVOLVER ADMINISTRATIVE AGENT,
BANK OF AMERICA, N.A., AS TERM ADMINISTRATIVE AGENT,
THE REVOLVER LENDERS PARTY HERETO, AND THE TERM A LENDERS PARTY HERETO

MIDFIRST BANK, a federally chartered savings association,
as a Revolving Lender

By:	/s/ Darrin Rigler
Name: Darrin Rigler Title: Vice President

Signature Page to Seventh Amendment to Revolving Credit Agreement and Sixth Amendment to Term Loan A Credit Agreement

SIGNATURE PAGE TO SEVENTH AMENDMENT TO REVOLVING CREDIT AGREEMENT AND SIXTH AMENDMENT TO TERM LOAN A CREDIT AGREEMENT
EXECUTED BY
STANDARD PACIFIC CORP., AS BORROWER,
BANK OF AMERICA, N.A., AS REVOLVER ADMINISTRATIVE AGENT,
BANK OF AMERICA, N.A., AS TERM ADMINISTRATIVE AGENT,
THE REVOLVER LENDERS PARTY HERETO, AND THE TERM A LENDERS PARTY HERETO

NATIXIS (fka Natexis Banques Populaires),
as a Revolving Lender and a Term A Lender

By:	/s/ Marie–Edith Dugeny
Name: Marie–Edith Dugeny Title: Managing Director

By:	/s/ Zineb Bouazzaoui
Name: Zineb Bouazzaoui Title: Associate Director

Signature Page to Seventh Amendment to Revolving Credit Agreement and Sixth Amendment to Term Loan A Credit Agreement

SIGNATURE PAGE TO SEVENTH AMENDMENT TO REVOLVING CREDIT AGREEMENT AND SIXTH AMENDMENT TO TERM LOAN A CREDIT AGREEMENT
EXECUTED BY
STANDARD PACIFIC CORP., AS BORROWER,
BANK OF AMERICA, N.A., AS REVOLVER ADMINISTRATIVE AGENT,
BANK OF AMERICA, N.A., AS TERM ADMINISTRATIVE AGENT,
THE REVOLVER LENDERS PARTY HERETO, AND THE TERM A LENDERS PARTY HERETO

BANK OF OKLAHOMA,
as a Term A Lender

By:	/s/ Jennifer Pescatore
Name: Jennifer Pescatore Title: Senior Vice President

Signature Page to Seventh Amendment to Revolving Credit Agreement and Sixth Amendment to Term Loan A Credit Agreement

To induce the Revolver Administrative Agent, the Term Administrative Agent, the Revolver Lenders, and the Term A Lenders to enter into this Amendment, the undersigned jointly and severally (a) consent and agree to the Amendment’s execution and delivery, (b) ratify and confirm that all guaranties, assurances, and liens granted, conveyed, or assigned to Administrative Agent and Lenders under the Facility Documents are not released, diminished, impaired, reduced, or otherwise adversely affected by the Amendment and continue to guarantee, assure, and secure the full payment and performance of all present and future Obligations (except to the extent specifically limited by the terms of such guaranties, assurances, or liens), (c) agree to perform such acts and duly authorize, execute, acknowledge, deliver, file, and record such additional guaranties, assignments, security agreements, deeds of trust, mortgages, and other agreements, documents, instruments, and certificates as Administrative Agent may reasonably deem necessary or appropriate in order to create, perfect, preserve, and protect those guaranties, assurances, and liens, (d) waive notice of acceptance of this consent and agreement, which consent and agreement binds the undersigned and their successors and permitted assigns and inures to the Administrative Agent and Lenders and their respective successors and permitted assigns, and (e) expressly acknowledge and agree to the terms and conditions of Sections 11 and 12 of this Amendment.

GUARANTORS:

Barrington Estates, LLC, a Delaware limited liability company
CH Construction, Inc., a Delaware corporation
CH Florida, Inc., a Delaware corporation
Hilltop Residential, Ltd., a Florida limited partnership
HSP Arizona, Inc., a Delaware corporation
HSP Tucson, Inc., a Delaware corporation
HWB Construction, Inc., a Delaware  corporation
HWB Investments, Inc., a Delaware corporation
Lagoon Valley Residential, LLC, a California limited liability company
LB/L-Duc II Franceschi, LLC, a Delaware limited liability company
OLP Forty Development, LLC, a Florida limited liability company
Pala Village Investments, Inc., a Delaware corporation
Residential Acquisition GP, LLC, a Florida limited liability company
SP Colony Investments, Inc.,  a Delaware corporation
SP Coppenbarger Investments, Inc.,  a Delaware corporation
SP La Floresta, Inc., a Delaware corporation
SPNS Golden Gate, LLC, a Delaware limited liability company
SP Ventura Investments, Inc., a Delaware corporation
Standard Pacific 1, Inc., a Delaware corporation
Standard Pacific 1, LLC, a Delaware limited liability company
Standard Pacific 2, Inc., a Delaware corporation
Standard Pacific 2, LLC, a Delaware limited liability company
Standard Pacific 3, Inc., a Delaware corporation
Standard Pacific 3, LLC, a Delaware limited liability company
Standard Pacific 4, Inc., a Delaware corporation
Standard Pacific 4, LLC, a Delaware limited liability company
Standard Pacific 5, Inc., a Delaware corporation
Standard Pacific 5, LLC, a Delaware limited liability company
Standard Pacific 6, Inc., a Delaware corporation
Standard Pacific 6, LLC, a Delaware limited liability company
Standard Pacific 7, Inc.,  a Delaware corporation
Standard Pacific 7, LLC, a Delaware limited liability company
Standard Pacific 8, Inc., a Delaware corporation
Standard Pacific of Tampa, LLC
Standard Pacific 8, LLC, a Delaware limited liability company
Standard Pacific 9, LLC, a Delaware limited liability company
Standard Pacific of Arizona, Inc., a Delaware corporation
Standard Pacific of Central Florida, a Florida general partnership
Standard Pacific of Central Florida GP, Inc., a Delaware corporation
Standard Pacific of Colorado, Inc., a Delaware corporation
Standard Pacific of Fullerton, Inc.,  a Delaware corporation
Standard Pacific of Illinois, Inc., a Delaware corporation
Standard Pacific of Jacksonville, a Florida general partnership
Standard Pacific of Jacksonville GP, Inc.,  a Delaware corporation
Standard Pacific of Las Vegas, Inc., a Delaware corporation
Standard Pacific of Orange County, Inc., a Delaware corporation
Standard Pacific of South Florida, a Florida general partnership
Standard Pacific of South Florida GP, Inc., a Delaware corporation
Standard Pacific of Southwest Florida, a Florida general partnership
Standard Pacific of Southwest Florida GP, Inc., a Delaware corporation
Standard Pacific of Tampa GP, Inc.,  a Delaware corporation
Standard Pacific of Tampa, a Florida general partnership
Standard Pacific of Texas, Inc., a Delaware corporation
Standard Pacific of Tonner Hills, LLC, a Delaware limited liability company
Standard Pacific of the Carolinas, LLC, a Delaware limited liability company
Standard Pacific of Tucson, Inc., a Delaware corporation
Standard Pacific of Walnut Hills, Inc., a Delaware corporation
Westfield Homes USA, Inc., a Delaware corporation
LB/L Duc III Antioch 330 LLC, a Delaware limited liability company
Redwood Lofts, LLC, a California limited liability company
East Concert Park, LLC, a California limited liability company
Standard Pacific Investment Corp., a Delaware corporation
Parcel NLV 3.4, LLC, a Nevada limited liability company
Parcel NLV 4.1, LLC, a Nevada limited liability company
Parcel NLV 5.1, LLC, a Nevada limited liability company
Camarillo Village Park, LLC, a Delaware limited liability company

Signature Page to Seventh Amendment to Revolving Credit Agreement and Sixth Amendment to Term Loan A Credit Agreement

By:	/s/ Andrew H. Parnes

Andrew H. Parnes, in his capacity as Principal Financial and Accounting Officer of each of the above Guarantors which is a corporation, and in his capacity as Principal Financial and Accounting Officer of each general partner or managing member, as applicable, of each of the above Guarantors which is a partnership or limited liability company

By:	/s/ Lloyd H. McKibbin

Lloyd H. McKibbin, in his capacity as Assistant Treasurer of each of the above Guarantors which is a corporation, and in his capacity as Assistant Treasurer of each general partner or managing member, as applicable, of each of the above Guarantors which is a partnership or limited liability company

Signature Page to Seventh Amendment to Revolving Credit Agreement and Sixth Amendment to Term Loan A Credit Agreement

STANDARD PACIFIC OF COLORADO, INC., a Delaware corporation

By:	/s/ Kathleen R. Wade
Kathleen R Wade Vice President

Signature Page to Seventh Amendment to Revolving Credit Agreement and Sixth Amendment to Term Loan A Credit Agreement

SCHEDULE 1.1

REVOLVER LENDER COMMITMENT SCHEDULE

Lender	Commitment Prior to Seventh Amendment Effective Date	Commitment on and After Seventh Amendment Effective Date	Share
Bank of America, N.A.	$ 50,427,952.81	$ 49,484,305.05	12.900474%
JPMorgan Chase Bank	$ 36,978,028.44	$ 36,286,066.47	9.459716%
The Royal Bank of Scotland	$ 35,532,995.26	$ 34,868,073.89	9.090047%
Wachovia Bank National Association	$ 34,347,327.02	$ 33,704,592.80	8.786730%
SunTrust Bank	$ 18,526,066.34	$ 18,179,392.01	4.739336%
Guaranty Bank	$ 20,378,672.98	$ 19,997,331.21	5.213270%
PNC Bank, National Association	$ 18,526,066.34	$ 18,179,392.01	4.739336%
Credit Suisse, Cayman Islands Branch	$ 16,673,459.71	$ 16,361,452.81	4.265403%
Washington Mutual Bank	$ 20,378,672.98	$ 19,997,331.21	5.213270%
Calyon New York Branch	$ 10,930,379.15	$ 10,725,841.29	2.796209%
Comerica Bank	$ 12,968,246.46	$ 12,725,574.43	3.317536%
US Bank National Association	$ 12,968,246.46	$ 12,725,574.43	3.317536%
Citibank, N.A.	$ 8,262,625.59	$ 8,108,008.84	2.113744%
Natixis	$ 8,262,625.59	$ 8,108,008.84	2.113744%
Key Bank National Association	$ 12,968,246.46	$ 12,725,574.43	3.317536%
Regions Bank	$ 11,634,369.67	$11,416,658.19	2.976303%
Bank of the West	$ 11,115,639.81	$ 10,907,635.21	2.843602%
City National Bank	$ 9,263,033.18	$ 9,089,696.01	2.369668%
Union Bank of California, N.A.	$ 11,115,639.81	$ 10,907,635.21	2.843602%
Wells Fargo Bank National Association	$ 11,115,639.81	$ 10,907,635.21	2.843602%
California Bank and Trust	$ 7,410,426.54	$ 7,271,756.81	1.895735%
Compass Bank	$ 5,557,819.90	$ 5,453,817.60	1.421801%
MidFirst Bank	$ 5,557,819.90	$ 5,453,817.60	1.421801%
AMOUNT	$390,900,000	$383,585,171.54	100%

SCHEDULE 1.1(a)

FOURTH AMENDMENT LOAN OUTSTANDINGS, MAXIMUM FOURTH AMENDMENT LOAN COMMITMENT, AND UNSECURED LETTERS OF CREDIT

LENDER	Sum of Fourth Amendment Loan Outstandings Plus Unsecured Letters of Credit @ Seventh Amendment Effective Date	Sum of Maximum Fourth Amendment Loan Commitment Plus Unsecured Letters of Credit @ Seventh Amendment Effective Date	Percentage
Bank of the West	$2,098,623.91	$2,163,559.38	2.843602%
Bank of America, N.A.	$9,520,757.14	$9,815,347.72	12.900474%
California Bank and Trust	$1,399,082.61	$1,442,372.93	1.895735%
Calyon New York Branch	$2,063,646.85	$2,127,500.06	2.796209%
Citibank, N.A.	$1,559,977.10	$1,608,245.81	2.113744%
City National Bank	$1,748,853.26	$1,802,966.15	2.369668%
Comerica Bank	$2,448,394.56	$2,524,152.62	3.317536%
Compass Bank	$1,049,311.95	$1,081,779.69	1.421801%
Credit Suisse, Cayman Islands Branch	$3,147,935.86	$3,245,339.07	4.265403%
Guaranty Bank	$3,847,477.15	$3,966,525.52	5.213270%
JPMorgan Chase Bank	$6,981,422.20	$7,197,440.88	9.459716%
Key Bank National Association	$2,448,394.56	$2,524,152.62	3.317536%
MidFirst Bank	$1.049,311.95	$1,081,779.69	1.421801%
Natixis	$1,559,977.10	$1,608,245.81	2.113744%
PNC Bank, National Association	$3,497,706.51	$3,605,932.30	4.739336%
Regions Bank	$2,196,559.69	$2,264,525.49	2.976303%
The Royal Bank of Scotland	$6,708,601.09	$6,916,178.16	9.090047%
SunTrust Bank	$3,497,706.51	$3,605,932.30	4.739336%
Union Bank of California, N.A.	$2,098,623.91	$2,163,559.38	2.843602%
US Bank National Association	$2,448,394.56	$2,524,152.62	3.317536%
Wachovia Bank National Association	$6,484,747.88	$6,685,398.49	8.786730%
Washington Mutual Bank	$3,847,477.15	$3,966,525.52	5.213270%
Wells Fargo Bank National Association	$2,098,623.91	$2,163,559.38	2.843602%
TOTAL	$73,801,607.39	$76,085,171.57	100.00%

SCHEDULE 1.1

TERM A LOAN LENDER COMMITMENT SCHEDULE

Lender	Amount	Percentage
Bank of Oklahoma, N.A.	$ 1,046,296.57	2.000000%
Bank of the West	2,615,741.42	5.000000%
Bank of America, N.A.	10,149,076.72	19.400000%
Calyon New York Branch	2,877,315.56	5.500000%
Citibank, N.A.	6,643,983.21	12.700000%
JPMorgan Chase Bank National Association	6,643,983.21	12.700000%
Natixis	6,643,983.21	12.700000%
Regions Bank	1,883,333.82	3.600000%
The Royal Bank of Scotland	4,760,649.39	9.100000%
Union Bank of California National Association	2,615,741.42	5.000000%
Wachovia Bank National Association	3,818,982.48	7.300000%
Wells Fargo Bank National Association	2,615,741.42	5.000000%
TOTAL	$ 52,314,828.45	100.00%